UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2015

Green Bancorp, Inc.

(Exact name of registrant as specified in its charter)

TEXAS (State or other jurisdiction of incorporation)	001-36580 (Commission File Number)	42-1631980 (I.R.S. Employer Identification No.)

4000 Greenbriar

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 275 - 8220

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On October 1, 2015, pursuant to that certain Agreement and Plan of Merger, dated as of May 27, 2015 (the “Merger Agreement”), by and among Green Bancorp, Inc. (the “Company”), Patriot Bancshares, Inc. (“Patriot”) and Panther Merger Sub Corp., a wholly-owned subsidiary of the Company (“Merger Sub”), Merger Sub merged with and into Patriot (the “Merger”), with Patriot surviving and, immediately thereafter, Patriot merged with and into the Company (together with the Merger, the “Integrated Mergers”), with the Company surviving.  Pursuant to the Merger Agreement, each holder of Patriot common stock (including the former holders of Patriot’s outstanding Series D Preferred Stock and Series F Preferred Stock, each of which was converted into shares of Patriot common stock immediately prior to the effective time of the Merger pursuant to the terms and conditions of the Merger Agreement) has a right to receive approximately 10.4 million shares of the common stock of the Company, par value $0.01 per share, for each share of Patriot common stock held by such shareholder immediately prior to the effective time of the Merger, together with cash in lieu of fractional shares of the Company’s common stock.

Following the consummation of the Integrated Mergers, Patriot Bank, a Texas chartered state non-member bank, merged with and into Green Bank, N.A., a national banking association (“Green Bank”), with Green Bank surviving such merger.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1. A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of Registrant

In connection with the Integrated Mergers, pursuant to a Supplemental Indenture, dated as of October 1, 2015, by and among the Company, Patriot and Wells Fargo Bank, National Association, as Trustee, the Company assumed all of Patriot’s obligations with respect to its outstanding trust preferred securities (the “TRUPS I Securities”), including $5,000,000 of junior subordinated debt, due April 7, 2036, related to Patriot Bancshares Capital Trust I, a Delaware statutory trust, with an interest rate equal to LIBOR plus 1.85%.  Interest on the TRUPS I Securities is payable quarterly on every January 7, April 7, July 7 and October 7, but such payments may be deferred for up to twenty consecutive quarterly periods.  The TRUPS I Securities are redeemable at the Company’s option in whole or, if all accrued and unpaid interest has been paid on such TRUPS I Securities for all interest periods terminating on or prior to such date, from time to time in part on any January 7, April 7, July 7 or October 7 for a redemption price equal to 100% of the principal amount of the TRUPS I Securities being redeemed plus accrued and unpaid interest thereon to the date of such redemption.

Also in connection with the Integrated Mergers, pursuant to a Supplemental Indenture, dated as of October 1, 2015, by and among the Company, Patriot and U.S. Bank National Association (ultimate successor in interest to LaSalle Bank National Association), as Trustee, the Company assumed all of Patriot’s obligations with respect to its outstanding trust preferred securities (the “TRUPS II Securities”), including $16,500,000 of junior subordinated debt, due September 15, 2037, related to Patriot Bancshares Capital Trust II, a Delaware statutory trust, with an interest rate equal to LIBOR plus 1.80%.  Interest on the TRUPS II Securities is payable quarterly on every March 15, June 15, September 15 and December 15, but such payments may be deferred for up to twenty consecutive quarterly periods.  The TRUPS II Securities are redeemable at the Company’s option in whole or, if all accrued and unpaid interest has been paid on such TRUPS II Securities for all interest periods terminating on or prior to such date, from time to time in part on any March 15, June 15, September 15 and December 15 for a redemption price equal to 100% of the principal amount of the TRUPS II Securities being redeemed plus accrued and unpaid interest thereon to the date of such redemption.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the Merger and pursuant to the terms of the Merger Agreement, Don Ellis, who was the Chairman and Chief Executive Officer of Patriot immediately prior to the consummation of the Merger, was appointed to serve as a member of the Boards of Directors of the Company and Green Bank.  Also upon the consummation of the Merger and pursuant to the terms of the Merger Agreement, Peter Currie was appointed to serve as a member of the Board of Directors of Green Bank.

As previously disclosed, the Company entered into an employment agreement with Mr. Ellis that became effective at the effective time of the Merger (the “Employment Agreement”), pursuant to which Mr. Ellis will serve as the Vice Chairman of the Company and Green Back. For a more detailed description of the terms of the Employment Agreement, please refer to the Joint Proxy Statement/Prospectus on Form S-4 (File No.: 333-205495), filed with the Securities and Exchange Commission on August 12, 2015.

Item 9.01.Financial Statements and Exhibits

(a)    Financial Statements of Businesses Acquired.

In accordance with paragraph 9.01(a)(4) of Form 8-K, the Company will file an amendment to this Current Report on Form 8-K containing the financial statements required by Item 9.01(a) not later than 71 calendar days after the date that the initial Current Report on Form 8-K was required to be filed.

(b)               Pro Forma Financial Information.

In accordance with paragraph 9.01(b)(2) of Form 8-K, the Company will file an amendment to this Current Report on Form 8-K containing the financial statements required by Item 9.01(b) not later than 71 calendar days after the date that the initial Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of May 27, 2015, by and among the Company, Patriot and Merger Sub (incorporated by reference to Exhibit 2.1 the Company’s Current Report on Form 8-K filed on May 28, 2015)

99.1	Press Release of the Company, dated October 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Bancorp, Inc.

Date: October 1, 2015	By:	/s/ John P. Durie
Name: John P. Durie
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of May 27, 2015, by and among the Company, Patriot and Merger Sub (incorporated by reference to Exhibit 2.1 the Company’s Current Report on Form 8-K filed on May 28, 2015)

99.1	Press Release of the Company, dated October 1, 2015